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GROUP 1 AUTOMOTIVE

GPI
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‘VALUE DRIVEN’ UAB Motors Pending Acquisition Brazil January 25, 2013 Exhibit 99.2 Copyright © 2012 Group 1 Automotive, Inc. All rights reserved.

This presentation contains "forward-looking statements"
within the meaning of the Private Securities Litigation
Reform Act of 1995, which are statements related to future,
not past, events and are based on our current expectations
and assumptions regarding our business, the economy and
other future conditions. While management believes that
these forward-looking statements are reasonable as and
when made, there can be no assurance that future
developments affecting us will be those that we anticipate.
In this context, the forward-looking statements often include statements regarding our goals, plans, projections and
guidance regarding our financial position, results of
operations, market position, pending and potential future
acquisitions and business strategy, and often contain
words such as “expects,” “anticipates,” “intends,” “plans,”
“believes,” “seeks,” “should,” “foresee,” “may” or “will” and similar expressions. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles,
(e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions,
(f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, and (i) our ability to retain key personnel. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form
10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.
Safe Harbor
BMW Londrina
Peugeot Sao Bernardo do Campo
Group 1 Automotive, Inc.

Table of Contents I. Transaction Overview II. Brazil Overview III. UAB Overview IV. Summary V. Appendix

Transaction Overview

UAB – Pending Acquisition Detail
UAB Motors Participações S.A.
Acquiring 18 dealerships / 21 franchises and 5 collision centers in
Brazil with estimated annual revenues of
US$650 million
–
No property purchases
•
Sale / Leaseback environment
Consideration includes US$47.4 million cash / 1.45 million shares of
GPI common stock and the assumption of ~US$62 million of net non-
floorplan debt
–
Common stock priced at US$60.77 per share
•
Lockup period: 1/3 available annually first 3 years
–
Group 1 intends to use cash on hand to fund the cash consideration and to payoff the assumed debt
Anticipate acquisition being accretive from day 1
–
FY2013 ~US$0.03 to US$0.05 EPCS

Group 1 Automotive, Inc.

Why Brazil?
4th Largest new vehicle sales market
–
9.1% 5-year CAGR (2007-2012)
Vehicles-per-population is one of the lowest in developed
markets
Highly fragmented, little consolidation
–
Top 15 auto dealers represent ~19% of the total market
Numerous acquisition opportunities
Positive economic outlook /
significant growth potential
Source: ANFAVEA
Group 1 Automotive, Inc.
Nissan Parque

Brazil Overview

Brazil – Overview
Number of States: 27
Country Dimension: 5.3 million sq mi
7th Largest economy
–
2011 GDP: US$2.3 trillion
–
Real GDP Growth
•
2011: 2.7%
•
2012E: 0.9%
–
5-year projected CAGR: 4.1%
5th Largest population
–
July 2012 Estimate:199 million
–
2012 Estimated Growth: 0.86%
–
2030 Estimated: 220 million
4th Largest auto market
–
2012 Units sold: 3.8 million
•
5-year CAGR: 9.1%
–
2013E Unit growth: 3.5% – 4.5%
Source: CIA World Factbook, ANFAVEA, and the U.N. Population Fund
Group 1 Automotive, Inc.
Brasilia
Sao Paulo
Rio de Janeiro

Why Brazil?  Future GROWTH!
Brazil new vehicle market growing quickly
–
Industry sales have grown at a 9.1% CAGR since 2007 and
are estimated to increase ~30% over the next five years
–
Expect new vehicle unit sales of 3.95 million in 2013
•
Up ~9% from 2011
–
Market growth is over-weighted toward non-Big Four brands
in Brazil
GDP growth likely to outperform U.S. over next five years
–
5-year CAGR:
•
United States: 2.4%
•
Brazil: 4.1%
Source:  ANFAVEA, Roland Berger Strategy Consultants, and the IMF
1.   Big Four brands include Chevrolet, Fiat, Ford, and VW
(1)
Group 1 Automotive, Inc.

1957 – 1992 CAGR: 9.6%
1992 – 2012 CAGR: 8.4%
2012 – 2020 CAGR: 4.6%
1.7
3.8
5.4
1957
1960
1963
1966
1969
1972
1975
1978
1981
1984
1987
1990
1993
1996
1999
2002
2005
2008
2011
2012
2014E
2018E
2020E

Brazil – New Vehicle Unit Sales
Source: ANFAVEA (1957 – 2012) and IHS (2014-2020)
Group 1 Automotive, Inc.
0.0
1.0
2.0
3.0
4.0
5.0
6.0
New Vehicle Unit Sales
1990: Opening of the
Brazilian market to
free trade
Unit Sales (millions)
Main Players
1950 – 1980

Brazil – Auto Industry Dynamics
Source:  J.D. Power
1.   Others includes BMW and Land Rover brands
UAB brands expected to gain 6.7% from 2005-2017 at the expense of the Big Four brands
25.2%
21.9%
22.2%
12.4%
3.3%
5.0%
0.3%
3.5%
3.8%
1.5%
0.9%
23.0%
21.3%
19.6%
9.8%
5.8%
5.2%
5.0%
3.9%
2.9%
1.4%
0.4%
1.7%
20.2%
19.2%
15.4%
9.4%
8.1%
6.3%
5.9%
3.7%
4.0%
2.0%
2.1%
3.6%
0%
5%
10%
15%
20%
25%
30%
Fiat VW GM Ford Renault Peugeot Hyundai Honda Toyota Mitsubishi Chery Others
Market Share
2005 2010 2017E
Market Share Evolution
UAB brands
(1)
N/A
Group 1 Automotive, Inc.

Overview of Recent IPI Modifications
Source: ANFAVEA and news articles
Going forward, IPI provides incentives to produce cars in Brazil, which represents a competitive advantage for auto retailers who have the relationships to sell locally-produced brands
UAB’s major brands either operate or plan to operate local production facilities
–
Nissan
–
Renault
early 2013
–
Peugeot
–
Toyota
–
BMW / MINI
IPI: National single-stage VAT-type tax levied on the manufacture of goods in Brazil and the import of goods
• The reduction in
the IPI tax was
announced and
originally
expected to end
by August 2012
• In August, sales
reached record high
volumes as
consumers were
afraid that the
incentive would not
be extended
• Reductions were
extended to
October 31, 2012
Recent IPI News
• The IPI tax on imported
cars was raised by 30
percentage points
across all categories of
vehicles produced
outside of Brazil,
Mercosul, and Mexico
to protect the local
industry
• President Dilma
announced that the
reduction in the IPI
tax will be extended
to December 31,
2012
• After the
second
extension,
ANFAVEA
expects total
sales of 3.67m
light vehicles
in 2012, 6%
higher YoY
2012 May August January October December
• 12/31/2012: Govt
announced a plan
to gradually
increase the IPI
tax (terminate the
reductions) back
to pre-reduction
levels, by July
2013
December
Group 1 Automotive, Inc.
IPI Legacy and Consequences
: Opening light vehicle manufacturing plant in Resende, RJ in 2014
: Operates automobile manufacturing plant in Porto Real, RJ
: Opened automobile manufacturing plant in Sorocaba, SP in 2H 2012
: Operates automobile manufacturing plant in Curitiba; expanding plant capacity by 100,000 vehicles / year by
: Opening automobile manufacturing plant in Joinville, SC in 2014

Group 1 Automotive, Inc.
Brazil – Household Evolution
Source:  Roland Berger / Automotive Market Outlook
Potentially 10 million new customers by 2015
7.0
10.7
22.5
32.1
0.0
10.0
20.0
30.0
40.0
2001 2005 2010 2015E
(Households in millions)
Households with Spending Power > EUR 11,000 per year
Total
Households
45.5 52.9 57.3 64.6

Brazil – Future Consolidation
Source: ANFAVEA
1.   Others include Honda, Iveco, Nissan, Volvo, and Agrate
The auto dealerships market is experiencing a
transformation, in which monetized players are
well-positioned for market consolidation
Alternatively, many smaller groups are
considering a potential sale due to the
following:
–
Lack of interest to fund and monetize the
business in order to adhere to OEM
standards
–
Attractive valuations
–
Accelerating consolidation movement
and size considerations in a sector that
will be dominated by larger dealership
groups
–
Opportunity for  and willingness of OEMs
to rationalize the dealership base
The groups are characterized by geographic
concentrations
–
Very few can be considered to have a
national presence
–
Main players have associated
themselves with auto assemblers as
“exclusive distributors”
Group 1 Automotive, Inc.
Market Commentary
# Dealerships: 3,264
Fiat
14%
Ford
11%
VW
11%
Others
23%
Renault
5%
Mitsubishi
5%
Toyota
Mercedes-Benz
5%
GM
10%
Hyundai
5%
Peugeot / Citroen
8%
Dealership Breakdown by OEM (2011)
(1)
Top 15
19%
Remaining
81%
Number of Dealerships in Hands of Leading Groups (2010)
3%

Group 1 Automotive, Inc.
Brazil Economic Outlook
Source: ANFAVEA and CIA World Factbook
World GDP
$1,345
$1,990
$5,862
$0
$3,000
$6,000
$9,000
2000 2010 2030
(US$ in billions)
Brazil GDP Evolution
20
38
145
250
262
802
22
43
152
276
289
797
0
300
600
900
India China Brazil Mexico Russia U.S.
2009 2010
Vehicle Ownership in Brazil
USA
19%
China
14%
Japan
6%
Others
45%
Germany
4%
India
6%
Russia
3%
Brazil
3%
China
30%
USA
21%
India
7%
Japan
6%
Russia
5%
Germany
4%
Others
21%
Brazil
6%
(Cars per 1,000 Inhabitants)
World Ranking
#9 #8 #4
2030 2011

Group 1 Automotive, Inc.
Brazil vs. U.S. Market Comparison
Smaller dealership facilities
–
Urban locations common
–
Less outdoor display for new and used vehicles
Finance & Insurance is lower
–
DMV registration process prevents same-day deliveries
Lower overall investment in facilities
–
Typically leased, shorter terms common
More volatility in sales rate based on government tax incentives
Less sophisticated reporting and management processes
Used vehicles have seller warranty by law – restricts type and quality of used vehicles sold by franchised dealers
Training and process support
Extended warranties and certified pre-owned not common, but increasing
Leverage GPI’s proprietary and effective reporting systems to drive operational efficiencies
Expanded balance sheet to carry more used car inventory
Key Market Differences…
…Create Opportunities for Group 1

UAB Overview

Group 1 Automotive, Inc.
UAB Overview
Founded in 1999
Strong, well-respected management team took control
in 2005
Management active on dealer councils for all key
brands in portfolio
18 Dealerships / 21 Franchises – aligned with brands
that are expected to grow market share in Brazil
–
4 BMW; 2 MINI; 2 Toyota; 3 Renault; 4 Nissan; 3 Peugeot; 2 Land
Rover; 1 Jaguar
–
5 Collision Centers
Estimated FY2012 new vehicle unit sales ~16,500
No significant capital expenditures required
–
Major facility improvement program executed during last two years

UAB Market Overview
Sao Paulo
Parana
Sao Paulo Locations
Sao Paulo
Sao Jose dos Campos
Santo Andre
Sao Caetano do Sul
Sao Bernardo do Campo
Parana Locations
Curitiba
Londrina
Cascavel
Located in 2 of the 3 largest sales markets in
Brazil
–
In major cities in the states of Sao Paulo and Parana
Group 1 Automotive, Inc. 19

20 Group 1 Automotive, Inc. UAB Dealerships BMW Cascavel Land Rover Curitiba MINI Londrina Nissan Parque Renault Joso Dias Toyota Tatuape

Group 1 Automotive, Inc.
Attractive Brand Mix
Source:  ANFAVEA and UAB
UAB brands are well-positioned for growth
–
One of the largest dealer groups in
Nissan and Peugeot
–
Top-5 dealer group in BMW, MINI and
Land Rover
–
Top-10 dealer group in Toyota and
Renault
34%
4%
30%
7%
17%
3%
10%
3%
5%
1%
4%
82%
0%
20%
40%
60%
80%
100%
UAB Industry
% Mix
Nissan Renault Peugeot Toyota BMW / MINI Other
UAB vs. Industry New Vehicle Unit Sales 2012E
Renault
18%
Nissan
28%
Peugeot
10%
Land Rover
15%
Toyota
14%
BMW / MINI
15%
New Vehicle Brand Mix (2012E Revenues)

Group 1 Automotive, Inc.
Business Mix Comparison
Source: UAB
57%
22%
28%
14%
12%
3%
23%
41%
0%
20%
40%
60%
80%
100%
Revenues Gross Profit
% Mix
New Vehicles Used Vehicles Parts & Service F&I
Group 1 Auto (YTD 9/30/2012) UAB (2012E)
15% of Revenues
Generate 64% of
Gross Profit
72%
52%
17%
8%
10%
9%
31%
1%
0%
20%
40%
60%
80%
100%
Revenues Gross Profit
% Mix
New Vehicles Used Vehicles Parts & Service F&I
11% of Revenues
Generate 40% of
Gross Profit

Pro Forma Business Mix
Source: UAB
Note: Analysis assumes 11/1/2012 Brazilian Central Bank closing exchange rate of 1.00 USD = 2.0312 BRL
1. Group 1 data is LTM 09/30/2012 and UAB data is FY2012E
Revenue by Segment (1)
New Vehicle Revenue by Brand
(1)
Group 1 Pro Forma UAB
Group 1 Pro Forma UAB
=
=
+
+
New Vehicle Sales
57%
Used Vehicle Sales
28%
Parts & Services
12%
Finance & Insurance
3%
New Vehicle Sales
72%
Used Vehicle Sales
17%
Parts & Services
10%
Finance & Insurance
1%
New Vehicle Sales
58%
Used Vehicle Sales
27%
Parts & Services
12%
Finance & Insurance
3%
Toyota / Scion / Lexus
29%
BMW / MINI
14%
Other
48%
Nissan / Infiniti
9%
Toyota / Scion / Lexus
26%
BMW / MINI
15%
Other
48%
Nissan / Infiniti
11%
Nissan / Infiniti
28%
BMW / MINI
15%
Toyota / Scion / Lexus
14%
Other
43%
Group 1 Automotive, Inc.

Summary

What GPI Brings To The Table
Capital and floorplan capacity
Used vehicle retail sales expertise
Parts & service efficiencies
Improved finance & insurance processes
Advanced technologies
Shared best practices
Sales and service training
Management team with international experience
Group 1 Automotive, Inc.

Group 1 Automotive, Inc.
Acquisition Timing
January 25, 2013
–
Form 8-k filed
–
Slide deck posted to website
–
Conference call held
January – February 2013
–
Manufacturer approvals obtained
Targeted deal closing on February 28, 2013
January 24, 2013
–
Press release issued

Group 1 Automotive, Inc.
Conclusion
Significant growth opportunities
Best-in-class dealership group in the market
Highly successful local management team will
continue to run business
Gives GPI established growth platform
Capital, systems expertise, manufacturer relations
support from GPI should help drive growth and
operational efficiencies
Deal should be accretive from day 1
–
FY2013 ~US$0.03 to US$0.05 EPCS
Expect continued organic growth and
expansion in U.S., U.K. and Brazil

Visit:
www.Group1Auto.com
CORE VALUES
Integrity – we conduct ourselves with the highest level of ethics both personally and professionally when we sell to and perform service for our customers without compromising our honesty
Transparency – we promote open and honest communication between each other and our customers
Professionalism – we set our standards high so that we can exceed expectations and strive for perfection in everything we do
Teamwork – we put the interest of the group first, before our individual interests, as we know that success only comes when we work together

Appendix

Group 1 Automotive, Inc.
Operating Management Team - Corporate
Earl J. Hesterberg – President and Chief Executive Officer and Director
(April 2005)
35+ Years Industry Experience
Manufacturer and Automotive Retailing Experience: Ford Motor Company; Ford of Europe; Gulf States Toyota; Nissan Motor
Corporation in U.S.A.; Nissan Europe
John C. Rickel – Senior Vice President and Chief Financial Officer
(December 2005)
25+ Years Industry Experience
Manufacturer and Automotive Retailing Experience: Ford Motor Company; Ford Europe
Darryl M. Burman – Vice President and General Counsel
(December 2006)
20+ Years Industry Experience
Automotive-related Experience: Mergers and Acquisitions; Corporate Finance; Employment and Securities Law – Epstein Becker
Green Wickliff & Hall, P.C.; Fant & Burman, L.L.P.
Peter C. DeLongchamps – Vice President, Financial Services and Manufacturer Relations
(January 2006)
30+ Years Industry Experience
Manufacturer and Automotive Retailing Experience: General Motors Corporation; BMW of North America; Advantage BMW in
Houston
Wade D. Hubbard – Vice President, Fixed Operations
(May 2006)
35 Years Industry Experience
Automotive Industry Experience: Gulf States Toyota; BMW North America; DaimlerChrysler Corp./Mercedes-Benz; Nissan Motor
Corporation USA; Ford Motor Company
Mark Iuppenlatz – Vice President, Corporate Development
(January 2010)
15 Years Industry Experience
Automotive-related Experience: Corporate and Real Estate Development; Construction -Sonic Automotive; REIT
J. Brooks O’Hara – Vice President, Human Resources
(February 2000)
30+ Years Industry Experience
Automotive Industry Experience: Gulf States Toyota

Group 1 Automotive, Inc.
Operating Management Team - Field
Frank Grese Jr. –
Regional Vice President, West Region
(January 2006)
–
35+ Years Industry Experience
–
Manufacturer and Automotive Retailing Experience: Ford Motor Company; Nissan Motor Corporation in U.S.A.; AutoNation; Van Tuyl
Daryl Kenningham – Regional Vice President, East Region
(July 2011)
–
20+ Years Industry Experience
–
Manufacturer and Automotive Retailing Experience: Gulf States Toyota; Nissan Motor Corporation; Ascent Automotive
Ian Twinley – Vice President, U.K. Operations
–
30+ Years Industry Experience
–
Manufacturer and Automotive Retailing Experience: John Grose Group; Ford Motor Company
Lincoln da Cunha Pereira – Regional Vice President, Brazil
–
See next slide

Earl Hesterberg
Group 1
President & CEO
Frank Grese
U.S.
West Region VP
Daryl Kenningham
U.S.
East Region VP
Ian Twinley
U.K.
VP, Operations
Lincoln da Cunha Pereira
Brazil
Regional Vice President

Group 1 Automotive, Inc.
UAB / Operations
Lincoln da Cunha
Pereira,
52. Chairman of UAB’s board of directors since October 2007 and legal representative of a public auto group from 1999 to 2005. He incorporated Atrium Telecomunicações in 1999, and entered into an association agreement with JP Morgan Partners, GE Equity and Advent International funds, which was acquired by
Grupo Telefônica in December 2004. He began his activities at Cunha Pereira Advogados, where since 1995 he specialized in the management and administration of athletes’ and race car drivers’ careers. He previously worked for
Opportunity Asset Management and was the managing director responsible in Brazil for Barclays de Zoete Wedd, the international investment bank of Barclays Group, and has worked for over 10 years at Midland Bank Group (currently
HSBC) in different areas, as well as at Banco Bamerindus do Brazil. He is currently the vice-president of the Trade
Association of São Paulo (Associação Comercial de São Paulo). He has a Law degree from the Faculdade de Direito do Largo de São Francisco, USP.